Income tax expense	12 Months Ended
Dec. 31, 2021
Income Taxes [Abstract]
Income tax expense	Income tax (benefit) expense

	Year Ended December 31,
(in KUSD)	2021	2020	2019
Current:
Current income taxes for the year	3,644	417	572
Current income taxes related to prior years	926	(90)	10
Total current income tax expense	4,570	327	582
Deferred:
Recognition of previously unrecognized tax credits	(22,745)	—	—
Origination and reversal of tax credits	(2,311)	—	—
Other	(993)	—	—
Total deferred income tax (benefit)	(26,049)	—	—
Income tax (benefit) expense	(21,479)	327	582
The Group's expected tax expense for each year is based on the applicable tax rate in each individual jurisdiction, which in 2021 ranged between 13.7% and 21.0% (2020: between 13.68% and 21.0%; 2019: between 11% and 27%) in the tax jurisdictions in which the Group operates. The weighted average tax rate applicable to the profits of the consolidated entities was 13.4% (2020: 13.8%; 2019: 11.5%). This decrease is due to changes in the mix of the taxable results and the changes in tax rates of the individual group companies.
The tax on the Group's net loss before tax differs from the theoretical amount that would arise using the weighted average applicable tax rate as follows:

	Year Ended December 31,
(in KUSD)	2021	2020	2019
Loss before taxes	251,505	245,963	115,902
Pre-tax book income at the applicable statutory rate	34,060	33,319	12,332

Tax effects of:
Tax losses for which no deferred income tax asset is recognized	(31,138)	(26,112)	(13,187)
State income taxes - U.S.	2,704	—	—
Recognition of previously unrecognized R&D tax credits and deductible temporary differences	22,270	—	—
R&D tax credit - U.S.	7,232	546	436
Non-deductible expenses	(13,665)	(8,166)	(156)
Other	16	86	(7)
Income tax benefit (expense)	21,479	(327)	(582)